EXHIBIT 24.  POWER OF ATTORNEY

                            POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature apprears below constitutes and appoints Ike G. Batalis and Charles
  V. Turean, or either individually, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitu-tion, for him and in his name, place and stead, in any and all capacities to sign MetroBanCorp's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


  By: /s/Chris G. Batalis                         February 28, 1997
      -------------------------------
      Chris G. Batalis, Director

  By: /s/Terry L. Eaton                           February 28, 1997
      -------------------------------
      Terry L. Eaton, Director

  By: /s/Evans M. Harrell                         February 28, 1997
      -------------------------------
      Evans M. Harrell, Director

  By: /s/Edward G. McMahon                        February 28, 1997
      -------------------------------
      Edward G. McMahon, Director

  By: /s/Robert L. Lauth, Jr.                     February 28, 1997
      -------------------------------
      Robert L. Lauth Jr., Director

  By: /s/Larry E. Reed                            February 28, 1997
      -------------------------------
      Larry E. Reed, Director

  By: /s/Russell D. Richardson                    February 28, 1997
      -------------------------------
      Russell D. Richardson, Director

  By: /s/Edward R. Schmidt                        February 28, 1997
      -------------------------------
      Edward R. Schmidt, Director

  By: /s/Donald F. Walter                         February 28, 1997
      -------------------------------
      Donald F. Walter, Director

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